                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Mark J. Niland

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Mark J. Niland                                    Dated as of February 4, 2013
       ----------------------------------------------------
       Mark J. Niland

                                   APPENDIX A

Hartford Life Insurance Company
Power of Attorney dated as of February 4, 2013
Filed on Form N-4
File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              Peter F. Sannizzaro

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Peter F. Sannizzaro                               Dated as of February 4, 2013
       ----------------------------------------------------
       Peter F. Sannizzaro

                                   APPENDIX A

Hartford Life Insurance Company
Power of Attorney dated as of February 4, 2013
Filed on Form N-4
File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of February 4, 2013
       ----------------------------------------------------
       Beth A. Bombara

                                   APPENDIX A

Hartford Life Insurance Company
Power of Attorney dated as of February 4, 2013
Filed on Form N-4
File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Robert W. Paiano

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Robert W. Paiano                                  Dated as of February 4, 2013
       ----------------------------------------------------
       Robert W. Paiano

                                   APPENDIX A

Hartford Life Insurance Company
Power of Attorney dated as of February 4, 2013
Filed on Form N-4
File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805